Exhibit 99.1

Amended Quarterly Financial Supplement

For the Period Ended March 31, 2008

(NYSE: NFP)

Investor Relations Contact:

Marc Gordon

(212) 301-4033

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes non-GAAP measures called cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), gross margin before management fees and gross margin before management fees as a percentage of revenue. The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share (both including and excluding management agreement buyout, net of tax) should not be viewed as substitutes for net income and net income per diluted share, respectively. Cash earnings are defined as net income, excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share are calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Gross margin before management fees and gross margin before management fees as a percentage of revenue should not be viewed as substitutes for gross margin and gross margin as a percentage of revenue, respectively. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS and the Company’s earnings press release for the quarter ended March 31, 2008, both of which are available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “will” and “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s success in acquiring high quality independent financial services distribution firms, (2) the performance of NFP’s firms following acquisition, (3) competition in the business of providing financial services to the high net worth and entrepreneurial corporate markets, (4) NFP’s ability, through its operating structure, to respond quickly and effectively to regulatory, operational or financial situations, (5) NFP’s ability to effectively manage its business through the principals of its firms, (6) changes in tax laws, including the elimination or modification of the federal estate tax and any change in the tax treatment of life insurance products, (7) changes in the pricing, design or underwriting of insurance products, (8) changes in premiums and commission rates and the rates of other fees paid to NFP’s firms, including life settlement and registered investment advisory fees, (9) adverse developments or volatility in the markets in which NFP operates, resulting in fewer sales of financial services and products, including the availability of credit in connection with the purchase of such products and services, (10) adverse results or other consequences from litigation, arbitration, regulatory investigations and inquiries or internal compliance initiatives, including those related to compensation agreements with insurance companies and activities within the life settlements industry, (11) uncertainty in the insurance and life settlements industries arising from investigations into certain business practices and subpoenas received from various governmental authorities and related litigation, (12) the reduction of NFP’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions, (13) changes in interest rates or general economic and credit market conditions, (14) fluctuations in the price of NFP’s common stock, (15) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers, (16) the potential adoption, if required by the Financial Accounting Standards Board, of an accounting treatment for convertible debt instruments that would recognize incremental interest expense, negatively impacting operating results including earnings per share, (17) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal reviews of business practices and regulatory investigations or those arising from compliance with state or federal laws, and (18) other factors described in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth in NFP’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on February 19, 2008. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
GAAP net income	$10,005	$19,274	$16,057	$10,408	$8,493
Amortization of intangibles	9,751	9,340	8,555	8,402	8,006
Depreciation	3,054	3,045	2,855	2,642	2,468
Impairment of goodwill and intangible assets	2,180	2,222	2,642	1,184	1,829

Cash earnings	$24,990	$33,881	$30,109	$22,636	$20,796
Management agreement buyout, net of tax	—	—	—	7,681	—

Cash earnings excluding management agreement buyout, net of tax	$24,990	$33,881	$30,109	$30,317	$20,796

GAAP net income per share - diluted	0.24	0.47	0.40	0.26	0.21
Amortization of intangibles	0.24	0.23	0.21	0.21	0.20
Depreciation	0.07	0.07	0.07	0.07	0.06
Impairment of goodwill and intangible assets	0.05	0.05	0.07	0.03	0.05

Cash earnings per share - diluted (1)	$0.61	$0.83	$0.75	$0.57	$0.53
Management agreement buyout, net of tax	—	—	—	0.19	—

Cash earnings per share - diluted excluding management agreement buyout, net of tax (1)	$0.61	$0.83	$0.75	$0.76	$0.53

Shares outstanding, beginning of period	38,935	38,432	37,996	37,605	38,749
Common shares issued for acquisitions during period	354	284	57	59	463
Common shares issued for contingent consideration and escrow during period	—	25	44	150	199
Common shares issued for stock-based awards during period	290	183	303	118	458
Common shares repurchased during period	(348)	(6)	—	(26)	(2,304)
Common shares issued under ongoing incentive program	59	6	18	5	40
Other	242	11	14	85	—

Shares outstanding, end of period	39,532	38,935	38,432	37,996	37,605

Weighted average common shares outstanding	39,461	38,805	38,224	37,790	37,274
Dilutive effect of contingent consideration and incentive payments	283	172	141	172	277
Dilutive effect of escrow, stock subscriptions and other	46	39	39	39	66
Dilutive effect of stock-based awards	1,366	1,876	1,988	1,942	1,964

Weighted average common shares outstanding - diluted	41,156	40,892	40,392	39,943	39,581

Debt to total capitalization	34.0%	31.8%	29.7%	31.2%	30.6%

Total NFP owned firms at period end	183	184	183	180	176

(1)	The sum of the per-share components of cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, may not agree to cash earnings per share - diluted and cash earnings per share - diluted excluding management agreement buyout, net of tax, due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. “SAME STORE” METRICS (Unaudited - dollars in thousands)

	For the Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
“Same store” revenue growth for quarterly period	5.9%	7.6%	6.8%	-2.7%	-12.7%
“Same store” revenue growth for year-to-date period	5.9%	0.3%	-2.6%	-7.6%	-12.7%

Net “same store” revenue growth for quarterly period	5.2%	7.7%	10.8%	0.3%	-10.2%
Net “same store” revenue growth for year-to-date period	5.2%	2.6%	0.5%	-4.8%	-10.2%

	For the Years Ended
	December 31, 2007	December 31, 2006	December 31, 2005
“Same store” revenue growth	0.3%	5.4%	22.4%
Net “same store” revenue growth	2.6%	1.4%	17.0%
“Same store” gross margin before management fees growth	-1.2%	-3.4%	19.8%
“Same store” gross margin growth, excluding incentive accruals	-2.7%	-3.5%	13.3%

	For the Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Components of “same store” gross margin before management fees for the next year period comparison (1)

“Same store” revenue for the next year period comparison	$208,925	$276,730	$229,518	$205,643	$175,609
“Same store” commission expense for the next year period comparison	42,787	61,830	50,622	41,332	40,835

Net “same store” revenue for the next year period comparison	166,138	214,900	178,896	164,311	134,774
“Same store” operating expense for the next year period comparison	88,010	89,005	76,191	70,196	70,472

“Same store” gross margin before management fees for the next year period comparison	$78,128	$125,895	$102,705	$94,115	$64,302

Components of “same store” gross margin before management fees as a percentage of “same store” revenue for next year period (1)

“Same store” commission expense percentage for next year period	20.5%	22.3%	22.1%	20.1%	23.3%
“Same store” operating expense percentage for next year period	42.1%	32.2%	33.2%	34.1%	40.1%
“Same store” gross margin before management fees percentage for next year period	37.4%	45.5%	44.7%	45.8%	36.6%

(1)	These are the components of gross margin growth before management fees for the firms that are anticipated to be part of the “same store” revenue growth calculation in the corresponding future quarter.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$65,663	$114,182	$88,674	$86,329	$80,833
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	77,329	80,403	63,382	59,879	50,987
Current receivables	146,175	171,219	141,701	125,027	114,002
Other current assets	30,665	34,447	33,385	31,391	27,521

Total current assets	319,832	400,251	327,142	302,626	273,343
Intangibles, net	481,579	475,149	444,322	438,948	429,198
Goodwill, net	639,464	610,499	564,981	554,659	535,170
Deferred tax assets	20,584	20,561	21,950	19,473	19,064
Other non-current assets	94,555	53,620	51,798	50,213	49,335

Total assets	$1,556,014	$1,560,080	$1,410,193	$1,365,919	$1,306,110

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$73,206	$78,450	$60,069	$58,237	$51,256
Borrowings	174,000	126,000	80,000	90,000	70,000
Other current liabilities	118,429	196,908	149,152	128,818	116,054

Total current liabilities	365,635	401,358	289,221	277,055	237,310
Deferred tax liabilities	119,294	116,115	115,273	114,283	114,353
Convertible senior notes	230,000	230,000	230,000	230,000	230,000
Other non-current liabilities	56,723	49,440	41,830	40,314	42,893

Total liabilities	771,652	796,913	676,324	661,652	624,556

STOCKHOLDERS’ EQUITY
Common stock at par value	4,336	4,244	4,194	4,151	4,111
Additional paid-in capital	809,653	780,678	762,241	741,979	721,883
Retained earnings	120,879	119,197	108,242	99,132	95,578
Treasury stock	(150,506)	(140,952)	(140,808)	(140,995)	(140,018)

Total stockholders’ equity	784,362	763,167	733,869	704,267	681,554

Total liabilities and stockholders’ equity	$1,556,014	$1,560,080	$1,410,193	$1,365,919	$1,306,110

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Revenue:
Commissions and fees	$286,396	$355,884	$311,191	$282,995	$244,224

Cost of services:
Commissions and fees	96,280	115,017	101,666	88,470	81,307
Operating expenses (1)	103,839	104,918	92,794	87,767	86,131
Management fees (2)	36,769	67,921	59,551	48,049	36,304

Total cost of services	236,888	287,856	254,011	224,286	203,742

Gross margin	49,508	68,028	57,180	58,709	40,482

Corporate and other expenses:
General and administrative	16,183	14,646	14,288	14,858	14,703
Amortization of intangibles	9,751	9,340	8,555	8,402	8,006
Impairment of goodwill and intangible assets	2,180	2,222	2,642	1,184	1,829
Depreciation	3,054	3,045	2,855	2,642	2,468
Management agreement buyout	—	—	—	13,046	—
(Gain) loss on sale of subsidiaries	(6,624)	120	—	(401)	(1,583)

Total corporate and other expenses	24,544	29,373	28,340	39,731	25,423

Income from operations	24,964	38,655	28,840	18,978	15,059

Net interest and other	(1,559)	(486)	(399)	(333)	340

Income before income taxes	23,405	38,169	28,441	18,645	15,399

Income tax expense	13,400	18,895	12,384	8,237	6,906

Net income	$10,005	$19,274	$16,057	$10,408	$8,493

Cash Earnings Reconciliation
Net income	$10,005	$19,274	$16,057	$10,408	$8,493
Amortization of intangibles	9,751	9,340	8,555	8,402	8,006
Impairment of goodwill and intangible assets	2,180	2,222	2,642	1,184	1,829
Depreciation	3,054	3,045	2,855	2,642	2,468

Cash earnings	$24,990	$33,881	$30,109	$22,636	$20,796
Management agreement buyout, net of tax	—	—	—	7,681	—

Cash earnings excluding management agreement buyout, net of tax	$24,990	$33,881	$30,109	$30,317	$20,796

Calculation of Gross Margin
Total revenue	$286,396	$355,884	$311,191	$282,995	$244,224
Cost of services:
Commissions and fees	96,280	115,017	101,666	88,470	81,307
Operating expenses (1)	103,839	104,918	92,794	87,767	86,131

Gross margin before management fees	86,277	135,949	116,731	106,758	76,786
Management fees (2)	36,769	67,921	59,551	48,049	36,304

Gross margin	$49,508	$68,028	$57,180	$58,709	$40,482

Gross margin as a percentage of total revenue	17.3%	19.1%	18.4%	20.7%	16.6%
Gross margin before management fees as a percentage of total revenue	30.1%	38.2%	37.5%	37.7%	31.4%

Management fee percentage (2)	42.6%	50.0%	51.0%	45.0%	47.3%

(1)	Excludes amortization and depreciation shown separately in Corporate and other expenses.
(2)	Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Year-to-Date Period Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Revenue:
Commissions and fees	$286,396	$1,194,294	$838,410	$527,219	$244,224

Cost of services:
Commissions and fees	96,280	386,460	271,443	169,777	81,307
Operating expenses (1)	103,839	371,610	266,692	173,898	86,131
Management fees (2)	36,769	211,825	143,904	84,353	36,304

Total cost of services	236,888	969,895	682,039	428,028	203,742

Gross margin	49,508	224,399	156,371	99,191	40,482

Corporate and other expenses:
General and administrative	16,183	58,495	43,849	29,561	14,703
Amortization of intangibles	9,751	34,303	24,963	16,408	8,006
Impairment of goodwill and intangible assets	2,180	7,877	5,655	3,013	1,829
Depreciation	3,054	11,010	7,965	5,110	2,468
Management agreement buyout	—	13,046	13,046	13,046	—
(Gain) on sale of subsidiaries	(6,624)	(1,864)	(1,984)	(1,984)	(1,583)

Total corporate and other expenses	24,544	122,867	93,494	65,154	25,423

Income from operations	24,964	101,532	62,877	34,037	15,059

Net interest and other	(1,559)	(878)	(392)	7	340

Income before income taxes	23,405	100,654	62,485	34,044	15,399

Income tax expense	13,400	46,422	27,527	15,143	6,906

Net income	$10,005	$54,232	$34,958	$18,901	$8,493

Cash Earnings Reconciliation
Net income	$10,005	$54,232	$34,958	$18,901	$8,493
Amortization of intangibles	9,751	34,303	24,963	16,408	8,006
Impairment of goodwill and intangible assets	2,180	7,877	5,655	3,013	1,829
Depreciation	3,054	11,010	7,965	5,110	2,468

Cash earnings	$24,990	$107,422	$73,541	$43,432	$20,796
Management agreement buyout, net of tax	—	7,681	7,681	7,681	—

Cash earnings excluding management agreement buyout, net of tax	$24,990	$115,103	$81,222	$51,113	$20,796

Calculation of Gross Margin
Total revenue	$286,396	$1,194,294	$838,410	$527,219	$244,224
Cost of services:
Commissions and fees	96,280	386,460	271,443	169,777	81,307
Operating expenses (1)	103,839	371,610	266,692	173,898	86,131

Gross margin before management fees	86,277	436,224	300,275	183,544	76,786
Management fees (2)	36,769	211,825	143,904	84,353	36,304

Gross margin	$49,508	$224,399	$156,371	$99,191	$40,482

Gross margin as a percentage of total revenue	17.3%	18.8%	18.7%	18.8%	16.6%
Gross margin before management fees as a percentage of total revenue	30.1%	36.5%	35.8%	34.8%	31.4%

Management fee percentage (2)	42.6%	48.6%	47.9%	46.0%	47.3%

(1)	Excludes amortization and depreciation shown separately in Corporate and other expenses.
(2)	Excludes management agreement buyout shown separately in Corporate and other expenses.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Number of acquisitions closed	8	3	6	5	11
Consideration:
Cash	$29,288	$68,358	$21,066	$29,941	$72,004
Common stock	12,035	13,859	2,699	2,754	20,022
Other	342	352	94	42	546

Total consideration paid (1)	$41,665	$82,569	$23,859	$32,737	$92,572

Target earnings of acquired firms	$12,872	$15,380	$6,940	$7,778	$23,510
Base earnings of acquired firms	$10,685	$11,440	$4,105	$5,137	$13,857

Revenue from new acquisitions	$25,623	$29,018	$24,245	$20,978	$17,921
Revenue from existing firms	260,773	326,866	286,946	262,017	226,303

Total revenue	$286,396	$355,884	$311,191	$282,995	$244,224

	For the Year-to-Date Period Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Number of acquisitions closed	8	25	22	16	11
Consideration:
Cash	$29,288	$192,106	$123,749	$102,158	$72,004
Common stock	12,035	39,335	25,476	22,776	20,022
Other	342	1,078	780	647	546

Total consideration paid (1)	$41,665	$232,519	$150,005	$125,581	$92,572

Target earnings of acquired firms	$12,872	$53,608	$38,228	$31,288	$23,510
Base earnings of acquired firms	$10,685	$34,538	$23,099	$18,993	$13,857

Revenue from new acquisitions	$25,623	$92,161	$63,144	$38,898	$17,921
Revenue from existing firms	260,773	1,102,133	775,266	488,321	226,303

Total revenue	$286,396	$1,194,294	$838,410	$527,219	$244,224

(1)	Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Intangible Assets:
Book of business	$139,787	$134,355	$117,716	$115,806	$111,555
Management contracts	318,520	317,433	303,405	299,835	294,310
Trade name	10,190	10,059	9,682	9,569	9,377
Institutional customer relationships	13,082	13,302	13,519	13,738	13,956
Goodwill	639,464	610,499	564,981	554,659	535,170

Total intangible assets and goodwill	$1,121,043	$1,085,648	$1,009,303	$993,607	$964,368

Amortization Expense & Impairment Loss:
Book of business	$5,747	$5,334	$4,802	$4,641	$4,380
Management contracts	4,540	3,787	4,056	3,543	5,237
Trade name	12	80	52	13	—
Institutional customer relationships	218	218	218	218	218
Goodwill	1,414	2,143	2,069	1,171	—

Total amortization & impairment loss	$11,931	$11,562	$11,197	$9,586	$9,835

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings averaged 52% of target earnings for all firms owned by NFP at March 31, 2008.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation, and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Components of “Same Store” Gross Margin before Management Fees for the next year period comparison:	The components of gross margin before management fees for the firms that are anticipated to be part of the “Same Store” Revenue Growth calculation, as defined below, in the corresponding future quarter.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Intangible Assets - Book of Business:	A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:	The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Management Contracts:	A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets - Institutional Customer Relationships:	A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships. The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired. Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Management Agreement Buyout:	From time to time, NFP may seek to acquire an additional economic interest in one of its existing firms through the acquisition of a principals’ ownership interest in a management company which has been contracted by NFP to manage and operate one of its wholly-owned subsidiaries. The acquisition of this ownership interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship and expensed as part of corporate and other expenses.

Management Fees:	Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage. Management fees include: firm earnings above the firm’s base earnings up to target earnings; firm earnings in excess of target earnings based on the ratio of base earnings to target earnings; accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive program; and stock-based compensation for stock awards issued to NFP’s principals.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

Net “Same Store” Revenue Growth:	The growth of revenue less commissions and fees as a component of cost of services of firms included in the “Same Store” Revenue Growth calculation, as defined below.

Revenue from New Acquisitions and Revenue from Existing Firms:	NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

“Same store” gross margin before management fees growth:	The growth of revenue less commissions and fees and operating expenses of firms included in the “Same Store” Revenue growth calculation, as defined below. Management intends to provide this metric on a yearly basis.

“Same store” gross margin growth, excluding incentive accruals:	The growth of revenue less commissions and fees, operating expenses and management fees, excluding incentive accruals, of firms included in the “Same Store” Revenue growth calculation, as defined below. Management intends to provide this metric on a yearly basis.

“Same Store” Revenue Growth:	NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see above) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described below, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation is adjusted for intercompany transactions for all periods after December 31, 2005. Management believes that the intercompany adjustments made to the internal revenue growth rate for periods after December 31, 2005 do not significantly impact its comparability with prior year periods.

Sub-Acquisitions:	A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is generally too small to qualify for a direct acquisition by NFP, or where the individual running the business wishes to exit immediately or soon after the acquisition, prefers to partner with an existing principal or does not wish to become a principal. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Target Earnings of Acquired Firms:	Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.